UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/16_

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2016

Templeton Developing Markets Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Templeton Developing Markets Trust	3
Performance Summary	7
Your Fund's Expenses	10
Financial Highlights and Statement of Investments	11
Financial Statements	20
Notes to Financial Statements	24
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	41

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Templeton Developing Markets Trust

We are pleased to bring you Templeton Developing Markets Trust’s annual report for the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares delivered a +17.84% cumulative total return for the 12 months under review. In comparison, the MSCI Emerging Markets (EM) Index generated a total return of +11.60%, and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index produced a +10.78% total return for the same period.1 The indexes measure global emerging market stock performance. Please note, index performance is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12 months under review amid a generally modest recovery in developed markets and slowing growth in emerging markets. Nonetheless, emerging market economies in general continued to grow faster than developed market economies. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. After growing strongly in the March 2016 quarter, India’s economy cooled in the June quarter, due to slower private consumption growth and declining fixed investment, but improved slightly in the September quarter. Russia’s economic contraction eased in 2016, following a rebound in oil prices and an improvement in industrial production. Brazil’s economy continued to be in recession due to weak domestic demand and slower export growth. Among other emerging markets, South Africa’s economy showed signs of improvement, while Mexico’s, South Korea’s and the Czech Republic’s economies moderated.

Several central banks, including those of Mexico, Turkey and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of South Korea, Hungary and Indonesia, lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a six-year low and increased monetary liquidity. The Bank of Russia reduced its key interest rates in June and September, citing lower inflation expectations amid an economic recession. Brazil’s central bank cut its benchmark interest rate in October

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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and November to spur economic growth. The People’s Bank of China (PBOC) left its benchmark interest rate unchanged in 2016, but employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the renminbi against the U.S. dollar.

Emerging market stocks recovered from a weak start to 2016 caused by investor concerns about the direction of the U.S. Federal Reserve’s (Fed’s) monetary policy, a plunge in China’s domestic equity market in January 2016, a collapse in crude oil prices and moderating global economic growth. Equity markets generally trended higher beginning in late January as prices of many commodities rose, the PBOC implemented further monetary stimulus measures, Greece finalized a new debt deal with its creditors and Brazil impeached President Dilma Rousseff. The U.K.’s referendum to leave the European Union, volatile commodity prices, U.S. President Donald Trump’s potential protectionist trade policies, and the Fed’s decision to raise the federal funds target rate in December weighed on market sentiment. However, emerging market stocks overall rebounded by period-end amid additional monetary easing by major central banks, notably the Bank of Japan, the Bank of England and the European Central Bank, and subsiding concerns about global economic growth. The agreement by members of the Organization of the Petroleum Exporting Countries (OPEC) to curb production, followed by commitments of 11 non-OPEC members, including Russia, to curb oversupply, also supported stocks. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +11.60% total return for the 12 months ended December 31, 2016.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Banco Bradesco, Taiwan Semiconductor Manufacturing Co. (TSMC) and Samsung Electronics.

Top 10 Countries
12/31/16
% of Total
Net Assets
China	21.3%
South Korea	14.5%
Taiwan	10.6%
India	8.2%
South Africa	7.7%
Brazil	6.0%
Russia	4.6%
U.K.	4.1%
Thailand	3.9%
Indonesia	3.6%

Banco Bradesco is one of Brazil’s largest financial conglomerates. It operates across a wide range of segments, including asset management, insurance, wholesale banking, full retail operations, credit cards, and general corporate and personal lending. Banco Bradesco announced above-consensus third-quarter results and also benefited from improved sentiment in Brazil as investors cheered the impeachment of Dilma Rousseff and welcomed Michel Temer as the country’s official president. Investors were also encouraged by the approval of key reforms and the central bank’s monetary easing efforts to stimulate economic growth.

TSMC is the world’s largest independent integrated circuit foundry. Based in Taiwan, it produces a wide variety of semiconductors on an outsourced basis for other companies in the technology hardware industry. Its products are used in computers and other consumer electronics. Early in the period, the company announced better-than-expected results, aided by low- and mid-end smartphone demand. Development in new areas, such as computing, also led investors to adopt a positive view on the company.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. Its shares rose over the period, helped by the company’s solid earnings. However, the company suffered a setback during the year after implementing a global recall and ultimately discontinuing production of Galaxy Note 7 smartphones. Despite the anticipated costs associated with the incident, its shares recovered in late 2016 amid investor expectations that fourth-quarter earnings would grow significantly compared to a year earlier, due to strong demand for memory chips and a rebound in display and smartphone operations. Further supporting investor sentiment were share

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Top 10 Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.4%
Semiconductors & Semiconductor Equipment, Taiwan
Samsung Electronics Co. Ltd.	6.3%
Technology Hardware, Storage & Peripherals,
South Korea
Naspers Ltd.	4.8%
Media, South Africa
Tencent Holdings Ltd.	4.2%
Internet Software & Services, China
Unilever PLC	4.0%
Personal Products, U.K.
Brilliance China Automotive Holdings Ltd.	4.0%
Automobiles, China
Itau Unibanco Holding SA	3.3%
Banks, Brazil
China Mobile Ltd.	2.2%
Wireless Telecommunication Services, China
Hon Hai Precision Industry Co. Ltd.	2.2%
Electronic Equipment, Instruments & Components,
Taiwan
ICICI Bank Ltd.	2.1%
Banks, India

buybacks, expectations for higher dividends and the company’s efforts to improve its governance structure. In contrast, key detractors from the Fund’s absolute performance included China Life Insurance, Fila Korea and Baidu.

China Life Insurance is one of China’s largest life insurance companies. Disappointing first-half 2016 earnings, mainly due to lower investment income and a change in the discount rate of traditional portfolio reserve calculation, combined with investor concerns about a lower interest-rate environment and the Chinese renminbi’s depreciation, impacted the company’s share price in the first half of the reporting period. However, share price performance rebounded in the latter part of 2016, supported by solid third-quarter earnings growth, resulting from better investment performance, especially domestic A-share equity investment. However, the late recovery was insufficient to fully offset the earlier decline.

Fila Korea is a South Korean sporting goods manufacturer that produces a wide variety of products, including footwear, clothing and accessories. The company reported disappointing third-quarter results, driven by losses in its South Korean operations. A major driver of Fila’s share price was its stake in Acushnet, which makes golf equipment and accessories under the Titleist and FootJoy brands. In late 2016, Acushnet listed its shares in the U.S., but the lower-than-expected initial public offering price had a negative impact on Fila’s shares. During this process, Fila added to its existing holding in Acushnet.

Baidu is China’s leading Internet search platform and provider of online marketing solutions. The company also operates an e-commerce platform with an online payment tool, develops and markets web application software, provides entertainment products, and provides human resources-related services. Its shares fell early in the period after the company was criticized for misleading users with search results, leading the Chinese government to institute new Internet regulations. Third-quarter earnings exceeded market expectations, but weaker-than-expected fourth-quarter guidance weighed on investor sentiment. Chinese Internet stocks also generally declined late in the year following the U.S. presidential election, as many investors were concerned that the incoming president’s potential anti-globalization stance could hamper the operating environment for Chinese technology companies.

During the period, our continued search for what we considered undervalued investments with attractive fundamentals led us to increase the Fund’s holdings in South Korea, Russia, Saudi Arabia2 and Mexico. Additionally, we initiated exposure to Peru and made some purchases in Taiwan and Hungary. In sector terms, we initiated exposure to utilities and increased holdings in consumer discretionary, materials, energy and industrials.3 Key purchases included additional investment in the aforementioned Samsung Electronics; and new positions in Alibaba Group Holding, China’s biggest e-commerce company; and Saudi Basic Industries,2 one of the world’s largest petrochemical producers.

Conversely, we made some sales in Brazil and reduced the Fund’s holdings in India, South Africa and Thailand, as well as in emerging market companies listed in Belgium and the U.K., to focus on opportunities we considered to be more attractively

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.
3. The utilities sector comprises gas utilities sector in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; Internet and direct marketing retail; media; and textiles, apparel and luxury goods in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The industrials sector comprises construction and engineering, trading companies and distributors, and transportation infrastructure in the SOI.

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valued within our investment universe. In sector terms, we made some sales in financials and reduced the Fund’s holdings in consumer staples, health care and telecommunication services.4 Key sales included trimming positions in the aforementioned Banco Bradesco; Tata Consultancy Services, an Indian information technology consulting and services company; and Anheuser-Busch InBev, a Belgium-listed global brewer with significant emerging markets operations.

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The financials sector comprises banks, diversified financial services and insurance in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
1-Year	+17.84%	+11.06%
5-Year	-2.84%	-1.74%
10-Year	-0.86%	-0.68%
Advisor
1-Year	+18.08%	+18.08%
5-Year	-1.54%	-0.31%
10-Year	+1.84%	+0.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON DEVELOPING MARKETS TRUST PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
Share Class	With Waiver	Without Waiver
A	1.57%	1.73%
Advisor	1.32%	1.48%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]
A	$1,000	$1,064.80	$8.15	$1,017.24	$7.96	1.57%
C	$1,000	$1,060.70	$12.02	$1,013.47	$11.24	2.32%
R	$1,000	$1,063.40	$9.44	$1,015.99	$9.22	1.82%
R6	$1,000	$1,067.10	$5.72	$1,019.61	$5.58	1.10%
Advisor	$1,000	$1,066.50	$6.86	$1,018.50	$6.70	1.32%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.59	$17.09	$22.86	$23.61	$21.21
Income from investment operations[a]:
Net investment income[b]	0.10	0.07	0.27 [c]	0.20	0.37
Net realized and unrealized gains (losses)	2.32	(3.43)	(2.09)	(0.51)	2.41
Total from investment operations	2.42	(3.36)	(1.82)	(0.31)	2.78
Less distributions from:
Net investment income	(0.19)	(0.14)	(0.33)	(0.30)	(0.38)
Net realized gains	—	—	(3.62)	(0.14)	—
Total distributions	(0.19)	(0.14)	(3.95)	(0.44)	(0.38)
Net asset value, end of year.	$15.82	$13.59	$17.09	$22.86	$23.61

Total return[d]	17.84%	(19.67)%	(8.11)%	(1.26)%	13.12%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.79%	1.75%	1.72%	1.71%	1.70%
Expenses net of waiver and payments by affiliates	1.58%	1.68%	1.72%[e]	1.71%	1.70%[f]
Net investment income	0.64%	0.44%	1.20%[c]	0.85%	1.65%

Supplemental data
Net assets, end of year (000’s)	$961,888	$822,399	$1,187,072	$1,536,714	$1,773,204
Portfolio turnover rate	27.40%	67.52%	83.92%	48.35%	25.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reimbursement rounds to less than 0.01%.

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TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.22	$16.62	$22.32	$23.06	$20.72
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(0.04)	0.10 [c]	0.03	0.20
Net realized and unrealized gains (losses)	2.26	(3.33)	(2.01)	(0.50)	2.35
Total from investment operations	2.24	(3.37)	(1.91)	(0.47)	2.55
Less distributions from:
Net investment income	(0.08)	(0.03)	(0.17)	(0.13)	(0.21)
Net realized gains	—	—	(3.62)	(0.14)	—
Total distributions	(0.08)	(0.03)	(3.79)	(0.27)	(0.21)
Net asset value, end of year.	$15.38	$13.22	$16.62	$22.32	$23.06

Total return[d]	16.90%	(20.28)%	(8.71)%	(1.99)%	12.31%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.54%	2.47%	2.44%	2.44%	2.43%
Expenses net of waiver and payments by affiliates	2.33%	2.40%	2.44%[e]	2.44%	2.43%[f]
Net investment income (loss)	(0.11)%	(0.28)%	0.48%[c]	0.12%	0.92%

Supplemental data
Net assets, end of year (000’s)	$141,100	$117,379	$186,356	$238,366	$266,206
Portfolio turnover rate	27.40%	67.52%	83.92%	48.35%	25.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fundholdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reimbursement rounds to less than 0.01%.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.37	$16.80	$22.55	$23.30	$20.92
Income from investment operations[a]:
Net investment income[b]	0.07	0.03	0.21 [c]	0.14	0.31
Net realized and unrealized gains (losses)	2.27	(3.36)	(2.06)	(0.50)	2.38
Total from investment operations	2.34	(3.33)	(1.85)	(0.36)	2.69
Less distributions from:
Net investment income	(0.14)	(0.10)	(0.28)	(0.25)	(0.31)
Net realized gains	—	—	(3.62)	(0.14)	—
Total distributions	(0.14)	(0.10)	(3.90)	(0.39)	(0.31)
Net asset value, end of year.	$15.57	$13.37	$16.80	$22.55	$23.30

Total return	17.48%	(19.83)%	(8.32)%	(1.50)%	12.90%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.04%	1.97%	1.94%	1.94%	1.93%
Expenses net of waiver and payments by affiliates	1.83%	1.90%	1.94%[d]	1.94%	1.93%[e]
Net investment income	0.39%	0.22%	0.98%[c]	0.62%	1.42%

Supplemental data
Net assets, end of year (000’s)	$16,628	$17,657	$26,123	$30,123	$33,109
Portfolio turnover rate	27.40%	67.52%	83.92%	48.35%	25.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reimbursement rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 13

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.49	$16.99	$22.76	$23.77
Income from investment operations[b]:
Net investment income[c]	0.19	0.12	0.34 [d]	0.12
Net realized and unrealized gains (losses)	2.28	(3.40)	(2.05)	(0.58)
Total from investment operations	2.47	(3.28)	(1.71)	(0.46)
Less distributions from:
Net investment income.	(0.26)	(0.22)	(0.44)	(0.41)
Net realized gains	—	—	(3.62)	(0.14)
Total distributions	(0.26)	(0.22)	(4.06)	(0.55)
Net asset value, end of year	$15.70	$13.49	$16.99	$22.76

Total return[e]	18.34%	(19.34)%	(7.66)%	(1.89)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.30%	1.27%	1.26%	1.30%
Expenses net of waiver and payments by affiliates	1.13%	1.22%	1.26%[g]	1.28%
Net investment income	1.09%	0.90%	1.65%[d]	1.28%

Supplemental data
Net assets, end of year (000’s)	$57,153	$48,263	$52,185	$299
Portfolio turnover rate	27.40%	67.52%	83.92%	48.35%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.52	$17.01	$22.77	$23.53	$21.14
Income from investment operations[a]:
Net investment income[b]	0.13	0.12	0.33 [c]	0.26	0.43
Net realized and unrealized gains (losses)	2.31	(3.43)	(2.08)	(0.51)	2.40
Total from investment operations	2.44	(3.31)	(1.75)	(0.25)	2.83
Less distributions from:
Net investment income	(0.23)	(0.18)	(0.39)	(0.37)	(0.44)
Net realized gains	—	—	(3.62)	(0.14)	—
Total distributions	(0.23)	(0.18)	(4.01)	(0.51)	(0.44)
Net asset value, end of year.	$15.73	$13.52	$17.01	$22.77	$23.53

Total return	18.08%	(19.47)%	(7.79)%	(1.02)%	13.44%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.54%	1.47%	1.44%	1.44%	1.43%
Expenses net of waiver and payments by affiliates	1.33%	1.40%	1.44%[d]	1.44%	1.43%[e]
Net investment income	0.89%	0.72%	1.48%[c]	1.12%	1.92%

Supplemental data
Net assets, end of year (000’s)	$117,914	$101,900	$175,503	$283,063	$306,995
Portfolio turnover rate	27.40%	67.52%	83.92%	48.35%	25.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reimbursement rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON DEVELOPING MARKETS TRUST

Statement of Investments, December 31, 2016
	Industry	Shares	Value

Common Stocks 92.2%
Argentina 0.2%
[a] Grupo Clarin SA, B, GDR, Reg S	Media	39,911	$901,989
MercadoLibre Inc	Internet Software & Services	14,800	2,310,872
			3,212,861
Belgium 1.1%
Anheuser-Busch InBev SA/NV	Beverages	138,428	14,645,503
Brazil 1.1%
M Dias Branco SA.	Food Products	197,100	6,964,842
Mahle-Metal Leve SA	Auto Components	550,300	3,510,071
Totvs SA	Software	577,100	4,262,600
			14,737,513
Cambodia 0.9%
NagaCorp Ltd	Hotels, Restaurants & Leisure	20,778,000	11,977,260
China 21.3%
[b] Alibaba Group Holding Ltd., ADR	Internet Software & Services	264,030	23,184,474
[b] Baidu Inc., ADR	Internet Software & Services	127,935	21,033,793
Bloomage Biotechnology Corp. Ltd	Chemicals	3,324,000	5,006,683
Brilliance China Automotive Holdings Ltd	Automobiles	37,682,400	51,898,643
China Life Insurance Co. Ltd., H	Insurance	3,819,000	9,948,262
China Mobile Ltd	Wireless Telecommunication Services	2,678,859	28,396,700
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	37,766,392	26,786,402
COSCO Shipping Ports Ltd	Transportation Infrastructure	4,330,590	4,350,415
CPMC Holdings Ltd	Containers & Packaging	2,306,300	1,130,175
Dah Chong Hong Holdings Ltd	Distributors	7,473,500	2,852,738
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	5,632,860	5,232,927
[b] JD.com Inc., ADR	Internet & Direct Marketing Retail	152,081	3,868,941
[b] Leju Holdings Ltd., ADR.	Internet Software & Services	123,741	593,957
NetEase Inc., ADR	Internet Software & Services	71,618	15,422,220
Ping An Insurance Group Co. of China Ltd., A	Insurance	1,331,055	6,790,393
Poly Culture Group Corp. Ltd., H	Media	984,800	2,402,788
Tencent Holdings Ltd	Internet Software & Services	2,225,895	54,452,548
Uni-President China Holdings Ltd	Food Products	14,321,600	10,102,412
Weifu High-Technology Co. Ltd., B	Auto Components	951,781	2,264,538
			275,719,009
Czech Republic 0.3%
[b] Moneta Money Bank AS	Banks	1,299,600	4,191,442
Hong Kong 3.5%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	1,253,562	9,013,111
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	10,435,000	21,638,378
Sands China Ltd	Hotels, Restaurants & Leisure	3,472,800	15,092,315
			45,743,804
Hungary 1.3%
Richter Gedeon Nyrt	Pharmaceuticals	765,719	16,177,712
India 8.2%
Bajaj Holdings & Investment Ltd	Diversified Financial Services	197,008	5,274,503
Biocon Ltd	Biotechnology	1,376,348	19,238,214
Coal India Ltd	Oil, Gas & Consumable Fuels	1,746,950	7,712,287
Glenmark Pharmaceuticals Ltd	Pharmaceuticals	362,489	4,739,246
ICICI Bank Ltd	Banks	7,240,110	27,200,535
Infosys Ltd	IT Services	785,070	11,675,329
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	1,531,250	4,311,774

16 Annual Report

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TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
India (continued)
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	570,814	$9,092,093
Tata Chemicals Ltd	Chemicals	952,500	7,050,411
Tata Consultancy Services Ltd	IT Services	97,337	3,388,376
Tata Motors Ltd., A	Automobiles	1,506,913	6,632,634
			106,315,402
Indonesia 3.6%
Astra International Tbk PT	Automobiles	41,999,100	25,796,441
Bank Danamon Indonesia Tbk PT	Banks	24,485,600	6,742,741
Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	28,341,700	5,679,910
Semen Indonesia (Persero) Tbk PT.	Construction Materials	11,931,200	8,125,349
			46,344,441
Kenya 0.4%
Equity Group Holdings Ltd	Banks	15,975,300	4,716,042
Mexico 1.2%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	344,211	4,326,732
Grupo Financiero Santander Mexico SAB de CV, B, ADR.	Banks	861,508	6,194,243
Nemak SAB de CV	Auto Components	6,053,243	5,406,349
[b] Telesites SAB de CV	Diversified Telecommunication Services	340,100	184,352
			16,111,676
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	665,579	312,373
Pakistan 1.3%
Habib Bank Ltd	Banks	6,640,200	17,320,186
Peru 0.9%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	1,060,170	11,958,718
Philippines 0.5%
BDO Unibank Inc	Banks	1,176,300	2,658,560
[b] Bloomberry Resorts Corp	Hotels, Restaurants & Leisure	27,227,500	3,376,024
			6,034,584
Russia 4.6%
Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	582,446	2,941,352
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	181,362	10,174,408
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	169,450	9,506,145
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	773,728	14,197,909
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	608,200	10,211,678
[b] Yandex NV, A	Internet Software & Services	600,167	12,081,362
			59,112,854
Singapore 0.1%
DBS Group Holdings Ltd	Banks	109,798	1,314,937
South Africa 7.7%
Massmart Holdings Ltd	Food & Staples Retailing	762,120	6,998,461
MTN Group Ltd	Wireless Telecommunication Services	1,160,761	10,659,981
Naspers Ltd., N.	Media	422,559	61,947,495
Remgro Ltd	Diversified Financial Services	1,207,173	19,598,790
			99,204,727
South Korea 14.5%
Daelim Industrial Co. Ltd	Construction & Engineering	216,385	15,611,560
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	143,527	8,381,538
Hankook Tire Co. Ltd	Auto Components	89,556	4,302,528

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Annual Report

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
South Korea (continued)
Hanon Systems	Auto Components	999,409	$8,526,709
Hite Jinro Co. Ltd	Beverages	277,870	4,856,519
Hyundai Development Co-Engineering & Construction	Construction & Engineering	575,124	21,413,723
Hyundai Wia Corp	Auto Components	73,089	4,419,528
iMarketkorea Inc	Trading Companies & Distributors	281,660	2,426,384
Interpark Holdings Corp	Internet & Direct Marketing Retail	613,554	2,551,276
KT Skylife Co. Ltd	Media	758,178	10,864,713
POSCO	Metals & Mining	12,300	2,623,514
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	54,792	81,784,862
SK Hynix Inc	Semiconductors & Semiconductor Equipment	486,550	18,015,071
Youngone Corp	Textiles, Apparel & Luxury Goods	88,180	2,238,729
			188,016,654
Taiwan 10.6%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	1,421,000	9,807,700
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments
	& Components	10,932,240	28,362,619
Largan Precision Co. Ltd	Electronic Equipment, Instruments
	& Components	58,000	6,773,175
Pegatron Corp	Technology Hardware, Storage & Peripherals	3,956,300	9,386,529
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	14,769,000	82,594,817
			136,924,840
Thailand 3.9%
Kasikornbank PCL, fgn	Banks	2,502,700	12,391,332
Kiatnakin Bank PCL, fgn	Banks	4,178,300	6,876,421
Land and Houses PCL, fgn	Real Estate Management & Development	20,067,600	5,457,716
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	2,418,700	6,493,720
Siam Commercial Bank PCL, fgn	Banks	1,268,000	5,393,863
Thai Beverage PCL, fgn	Beverages	22,812,400	13,392,182
			50,005,234
United Kingdom 4.1%
Unilever PLC	Personal Products	1,292,804	52,434,403
United States 0.9%
[b] IMAX Corp	Media	359,287	11,281,612
Total Common Stocks
(Cost $1,071,080,788)			1,193,813,787

[c] Participatory Notes 1.7%
Saudi Arabia 1.7%
Deutsche Bank AG/London, Samba Financial Group,
8/03/20.	Banks	613,570	3,982,203
HSBC Bank PLC,
Saudi Basic Industries Corp., 1/22/18	Chemicals	717,759	17,504,917
[d] Savola Al-Azizia United Co., 144A, 2/06/17	Food Products	8,500	90,850
Total Participatory Notes
(Cost $19,143,299)			21,577,970

18 Annual Report

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TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Preferred Stocks 4.9%
Brazil 4.9%
[e] Banco Bradesco SA, 4.637%, ADR, pfd	Banks	2,466,168	$21,480,323
[e] Itau Unibanco Holding SA, 4.696%, ADR, pfd	Banks	4,096,973	42,116,883
Total Preferred Stocks (Cost $41,808,902) .			63,597,206
Total Investments before Short Term
Investments (Cost $1,132,032,989)			1,278,988,963

Short Term Investments (Cost $22,362,941) 1.7%
Money Market Funds 1.7%
United States 1.7%
[f,g] Institutional Fiduciary Trust Money Market Portfolio,
0.09%		22,362,941	22,362,941
Total Investments (Cost $1,154,395,930)
100.5%			1,301,351,904
Other Assets, less Liabilities (0.5)%			(6,667,634)
Net Assets 100.0%			$1,294,684,270

See Abbreviations on page 33.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $15,099,898, representing 1.1% of net assets.
bNon-income producing.
cSee Note 1(c) regarding Participatory Notes.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
December 31, 2016, the value of this security was $90,850, representing less than 0.1% of net assets.
eVariable rate security. The rate shown represents the yield at period end.
fSee Note 3(f) regarding investments in affiliated management investment companies.
gThe rate shown is the annualized seven-day yield at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON DEVELOPING MARKETS TRUST

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,132,032,989
Cost - Non-controlled affiliates (Note 3f)	22,362,941
Total cost of investments	$1,154,395,930
Value - Unaffiliated issuers	$1,278,988,963
Value - Non-controlled affiliates (Note 3f)	22,362,941
Total value of investments	1,301,351,904
Foreign currency, at value (cost $424,354)	423,796
Receivables:
Investment securities sold	254,051
Capital shares sold	1,107,910
Dividends.	3,158,286
Foreign tax	638,575
Other assets	158
Total assets	1,306,934,680
Liabilities:
Payables:
Investment securities purchased	2,887,109
Capital shares redeemed	5,989,979
Management fees	1,117,856
Distribution fees	659,626
Transfer agent fees	146,139
Funds advanced by custodian	251
Deferred tax.	1,255,208
Accrued expenses and other liabilities.	194,242
Total liabilities	12,250,410
Net assets, at value	$1,294,684,270
Net assets consist of:
Paid-in capital	$1,563,313,535
Distributions in excess of net investment income	(22,485,202)
Net unrealized appreciation (depreciation)	144,466,900
Accumulated net realized gain (loss)	(390,610,963)
Net assets, at value	$1,294,684,270

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Class A:
Net assets, at value	$961,888,070
Shares outstanding.	60,804,562
Net asset value per share[a]	$15.82
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.79
Class C:
Net assets, at value	$141,100,289
Shares outstanding.	9,176,949
Net asset value and maximum offering price per share[a]	$15.38
Class R:
Net assets, at value	$16,628,267
Shares outstanding.	1,068,271
Net asset value and maximum offering price per share	$15.57
Class R6:
Net assets, at value	$57,153,380
Shares outstanding.	3,639,422
Net asset value and maximum offering price per share	$15.70
Advisor Class:
Net assets, at value	$117,914,264
Shares outstanding.	7,494,648
Net asset value and maximum offering price per share	$15.73

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends: (net of foreign taxes of $3,413,762)
Unaffiliated issuers	$27,376,999
Non-controlled affiliates (Note 3f)	815
Total investment income	27,377,814
Expenses:
Management fees (Note 3a)	14,915,031
Distribution fees: (Note 3c)
Class A.	2,338,629
Class C	1,347,677
Class R	87,684
Transfer agent fees: (Note 3e)
Class A.	2,179,978
Class C	319,908
Class R	41,715
Class R6.	567
Advisor Class	259,062
Custodian fees (Note 4)	405,552
Reports to shareholders	257,801
Registration and filing fees	151,711
Professional fees	77,926
Trustees’ fees and expenses	114,284
Other	104,340
Total expenses	22,601,865
Expenses waived/paid by affiliates (Note 3f and 3g)	(2,625,245)
Net expenses	19,976,620
Net investment income	7,401,194
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	41,744,250
Foreign currency transactions	362,902
Net realized gain (loss)	42,107,152
Net change in unrealized appreciation (depreciation) on:
Investments.	155,914,167
Translation of other assets and liabilities
denominated in foreign currencies	(836,255)
Change in deferred taxes on unrealized appreciation	(731,247)
Net change in unrealized appreciation (depreciation)	154,346,665
Net realized and unrealized gain (loss)	196,453,817
Net increase (decrease) in net assets resulting from operations	$203,855,011

22 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$7,401,194	$5,700,813
Net realized gain (loss)	42,107,152	(167,553,843)
Net change in unrealized appreciation (depreciation)	154,346,665	(129,252,703)
Net increase (decrease) in net assets resulting from operations	203,855,011	(291,105,733)
Distributions to shareholders from:
Class A	(11,517,193)	(8,487,792)
Class C	(759,420)	(275,023)
Class R	(152,701)	(130,954)
Class R6	(925,944)	(744,866)
Advisor Class.	(1,706,642)	(1,398,780)
Total distributions to shareholders	(15,061,900)	(11,037,415)
Capital share transactions: (Note 2)
Class A	(1,900,554)	(141,686,024)
Class C	2,556,104	(36,295,253)
Class R	(3,762,151)	(3,803,529)
Class R6	1,219,445	6,949,534
Advisor Class.	180,083	(42,662,244)
Total capital share transactions	(1,707,073)	(217,497,516)
Net increase (decrease) in net assets	187,086,038	(519,640,664)
Net assets:
Beginning of year	1,107,598,232	1,627,238,896
End of year	$1,294,684,270	$1,107,598,232
Distributions in excess of net investment income included in net assets:
End of year	$(22,485,202)	$(22,842,982)

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The accompanying notes are an integral part of these financial statements. | Annual Report 23

TEMPLETON DEVELOPING MARKETS TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

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question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

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1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes (continued)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended December 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	7,489,500	$113,234,893		7,505,934	$121,592,092
Shares issued in reinvestment of distributions	638,476		9,848,647	521,932		7,132,288
Shares issued on reorganization (Note 8)	6,345,718		87,413,868	—		—
Shares redeemed	(14,182,070)		(212,397,962)	(16,960,623)		(270,410,404)
Net increase (decrease)	291,624		$(1,900,554)	(8,932,757)	$(141,686,024)
Class C Shares:
Shares sold	744,363		$11,160,408	648,196		$9,911,354
Shares issued in reinvestment of distributions	46,873		700,090	19,280		251,412
Shares issued on reorganization (Note 8)	1,879,982		25,114,916	—		—
Shares redeemed	(2,373,175)		(34,419,310)	(3,003,859)		(46,458,019)
Net increase (decrease)	298,043		$2,556,104	(2,336,383)		$(36,295,253)
Class R Shares:
Shares sold	320,719		$4,698,402	360,382		$5,652,404
Shares issued in reinvestment of distributions	9,394		142,558	9,190		123,316
Shares redeemed	(582,783)		(8,603,111)	(603,221)		(9,579,249)
Net increase (decrease)	(252,670)		$(3,762,151)	(233,649)		$(3,803,529)
Class R6 Shares:
Shares sold	737,878		$11,204,197	1,063,289		$15,982,604
Shares issued in reinvestment of distributions	13,686		208,603	9,331		127,169
Shares redeemed	(689,699)		(10,193,355)	(566,934)		(9,160,239)
Net increase (decrease)	61,865		$1,219,445	505,686		$6,949,534
Advisor Class Shares:
Shares sold	2,570,319		$40,211,772	2,636,401		$40,590,595
Shares issued in reinvestment of distributions	100,872		1,549,140	90,596		1,233,176
Shares issued on reorganization (Note 8)	292,708		4,014,734	—		—
Shares redeemed	(3,008,250)		(45,595,563)	(5,508,435)		(84,486,015)
Net increase (decrease)	(44,351)		$180,083	(2,781,438)		$(42,662,244)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

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3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the year ended December 31, 2016, the effective investment management fee rate was 1.211% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers.	$138,916
CDSC retained	$9,458

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2016, the Fund paid transfer agent fees of $2,801,230, of which $1,412,654 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio, 0.09%	94,678,611	247,410,572	(319,726,242)	22,362,941	$22,362,941	$815	$-	0.1%

g. Waiver and Expense Reimbursements

TAML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.22% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2017.

In addition to the waiver above, effective March 1, 2016, TAML has contractually agreed in advance to limit the investment management fees to 1.05% of the average daily net assets of the Fund until April 30, 2017.

Additionally, Investor Services has also contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017.

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4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$170,308,709
2018	12,538,988
Capital loss carryforwards not subject to expiration:
Short term	112,860,450
Long term	81,969,757
Total capital loss carryforwards	$377,677,904	[a]

aIncludes $230,322,717 from the merged Templeton BRIC Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended December 31, 2016, the Fund utilized $32,896,109 of capital loss carryforwards.

On December 31, 2016, the Fund had expired capital loss carryforwards of $85,086,528.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$15,061,900	$11,037,415

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for tax purposes were as follows:

Cost of investments.	$1,190,336,953

Unrealized appreciation	$219,914,094
Unrealized depreciation	(108,899,143)
Net unrealized appreciation (depreciation)	$111,014,951
Distributable earnings - undistributed ordinary
income	$522,758

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of reorganization related transactions.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended December 31, 2016, such reclassifications were as follows:

Paid-in Capital	$233,785,560
Distributions in excess of net investment income	$8,018,486
Accumulated net realized gain (loss)	$(241,804,046)

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6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $322,737,426 and $324,612,787, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Reorganization

On May 13, 2016, Templeton Developing Markets Trust (Surviving Fund), pursuant to a plan of reorganization approved on April 12, 2016 by shareholders of Templeton BRIC Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $794,583 of unrealized appreciation (depreciation), through a tax-free exchange of 8,518,408 shares of the Surviving Fund (Valued at $116,543,518).

Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $1,201,175,207. The primary purpose was to reorganize the Acquired Fund with and into a larger mutual fund with identical investment goal and generally similar principal investment strategies and principal risks. The estimated cost of the reorganization was $171,500 of which the Surviving Fund and the Acquired Fund each paid 25% and TAML paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on January 1, 2016, the Surviving Fund’s pro forma results of operations would have been as follows:

Net Increase
		Net Realized and	(Decrease) in Net
		Unrealized Gain	Assets from
Period	Net Investment Income	(Loss)	Operations

For the year January 1, 2016, through December 31, 2016	$6,628,183	$195,959,865	$202,588,048

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of net investment income attributable to the Acquired Fund’s net assets after the completion of the reorganization.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

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10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$35,785,416	$23,327,438	$—	$59,112,854
All Other Equity Investments[b]	1,198,298,139	—	—	1,198,298,139
Participatory Notes	—	21,577,970	—	21,577,970
Short Term Investments	22,362,941	—	—	22,362,941
Total Investments in Securities	$1,256,446,496	$44,905,408	$—	$1,301,351,904

aIncludes common and preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Developing Markets Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Trust (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California February 15, 2017

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Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $17,887,224 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provide a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Templeton Developing Markets Trust
Class A	$0.0379	$0.2282	$0.1049
Class C	$0.0379	$0.1220	$0.0561
Class R	$0.0379	$0.1823	$0.0841
Class R6	$0.0379	$0.2956	$0.1359
Advisor Class	$0.0379	$0.2674	$0.1231

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950)	Trustee	Since October	136	Avis Budget Group Inc. (car rental)
300 S.E. 2nd Street		2016		(2007-present), Omnicom group Inc.
Fort Lauderdale, FL 33301-1923				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since	142	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee since		(2001-present), White Mountains
		2007		Insurance Group, Ltd. (holding
				company) (2004-present), Santander
				Consumer USA Holdings, Inc.
				(consumer finance) (November 2016),
				RTI International Metals, Inc.
				(manufacture and distribution of
				titanium (1999-2015) and H.J. Heinz
				Company (processed foods and allied
				products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945)	Trustee	Since 2005	142	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1991	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON DEVELOPING MARKETS TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May	Not Applicable	Not Applicable
One Franklin Parkway	– AML	2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor,	Chief Executive 1991 and Chief
The Chater House	Officer –	Executive Officer
8 Connaught Road Central	Investment	– Investment
Hong Kong	Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON DEVELOPING MARKETS TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.
Note 4: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014-2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON DEVELOPING MARKETS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	711 A 02/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $97,341 for the fiscal year ended December 31, 2016 and $49,265 for the fiscal year ended December 31, 2015.

(b)      Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $417 for the fiscal year ended December 31, 2015.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $9,000 for the fiscal year ended December 31, 2015. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended December 31, 2016 and $9,417 for the fiscal year ended December 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 24, 2017

By /s/Mark H. Otani

   Mark H. Otani

   Chief Financial Officer and

Chief Accounting Officer

Date February 24, 2017